UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

CELLDEX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,

Hampton, New Jersey 08827

(Address of principal executive offices) (Zip Code)

(908) 200-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	CLDX	Nasdaq Capital Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Celldex Therapeutics, Inc. (the “Company”), the Company’s stockholders approved the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Incentive Plan”), the reservation of 3,700,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for issuance thereunder and the rollover of all unused shares of Common Stock reserved under the Company’s 2008 Stock Option and Incentive Plan, as amended and restated (the “2008 Incentive Plan”).  The board of directors of the Company had previously approved the 2021 Incentive Plan, subject to stockholder approval, and the 2021 Incentive Plan became effective upon such stockholder approval.

The foregoing description of the 2021 Incentive Plan is intended to be a summary and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on the four proposals listed below.  The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2021 (the “Proxy Statement”).  The final results for the votes regarding each proposal are set forth below.

1. The stockholders elected the following individuals to serve on the Company’s board of directors until the annual meeting of stockholders to be held in 2022.  The tabulation of votes with respect to the election of such directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Karen L. Shoos (Chair of the Board)	25,652,096	944,891	5,025,451
Anthony S. Marucci (Chief Executive Officer)	26,381,750	215,237	5,025,451
Keith L. Brownlie	25,702,425	894,562	5,025,451
Herbert J. Conrad	23,789,007	2,807,980	5,025,451
James J. Marino	25,346,965	1,250,022	5,025,451
Harry H. Penner, Jr.	25,262,444	1,334,543	5,025,451

2. The stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.  The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain
31,478,306	49,526	94,606

3.  The stockholders approved the 2021 Incentive Plan, the reservation of 3,700,000 shares of Common Stock for issuance thereunder and the rollover of all unused shares of Common Stock reserved under the 2008 Incentive Plan, as amended and restated.  The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
24,899,971	1,551,156	145,860	5,025,451

4.  The stockholders voted to approve, on an advisory, non-binding basis, the compensation for the Company’s named executive officers as disclosed in the Proxy Statement.  The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
25,334,294	1,147,440	115,253	5,025,451

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan
10.2	Celldex Therapeutics, Inc. Form of Restricted Stock Award Agreement
10.3	Celldex Therapeutics, Inc. Form of Incentive Stock Option Grant Agreement
10.4	Celldex Therapeutics, Inc. Form of Nonqualified Stock Option Grant Agreement
10.5	Celldex Therapeutics, Inc. Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

Dated: June 17, 2021	By:	/s/ Sam Martin
	Name:	Sam Martin
	Title:	Senior Vice President and Chief Financial Officer